UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 13, 2008
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota (Address of principal executive offices)		55435 (Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Amended and Restated Bylaws

Explanatory Note
     Nash-Finch Company (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on May 16, 2008 solely to (1) disclose that seven members of the Company’s Board of Directors (the “Board”) were elected by the Company’s stockholders at the Company’s May 13, 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting of Stockholders”) and (2) attach as an exhibit to this Form 8-K/A a copy of the Company’s Amended and Restated Bylaws. No other information contained in the Form 8-K is amended by this Form 8-K/A.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     As previously reported on the Company’s Form 8-K, at the 2008 Annual Meeting of Stockholders the stockholders of Nash Finch approved amendments to the Company’s Restated Certificate of Incorporation to declassify the Nash Finch Board so that each member of the Board will be elected annually. As a result, the Board nominated, and the Company’s stockholders elected at the 2008 Annual Meeting of Stockholders the following seven directors: Robert L. Bagby, Alec C. Covington, Sam K. Duncan, Mickey P. Foret, Douglas A. Hacker, U.S. Army Major General (Ret.) Hawthorne L. Proctor and William R. Voss to serve one-year terms expiring at the 2009 Annual Meeting of Stockholders or until his successor shall have been elected and qualified.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As previously reported on the Company’s Form 8-K, the Board authorized amendments to Article III, Section I of the Company’s Bylaws relating to (1) the declassification of the Board and (2) the number of directors. Such amendments became effective upon stockholder approval of corresponding amendments to the Company’s Restated Certificate of Incorporation at the 2008 Annual Meeting of Stockholders.
     A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K/A and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Description

3.2	Amended and Restated Bylaws of the Nash-Finch Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: May 19, 2008	By:	/s/ Kathleen M. Mahoney
		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President, General Counsel and Secretary

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K/A

Exhibit No.	Description	Method of Filing

3.2	Amended and Restated Bylaws of the Nash-Finch Company	Filed electronically herewith